PROSPECTUS SUPPLEMENT DATED FEBRUARY 5, 2001


This Supplement updates certain information contained in the following prospectuses, as they may have been subsequently supplemented, for products issued by First
Fortis Life Insurance Company.

    Fortis Opportunity Variable Annuity dated May 1,
  2000
    Fortis Masters Variable Annuity dated May 1, 2000
    Fortis Series Fund dated May 1, 2000

Please read this Supplement carefully. You should attach this Supplement to the applicable product prospectus referred to above and retain it for future reference.

On January 25, 2001, Fortis, Inc. agreed to sell (the
"Sale") all of the stock in its wholly owned subsidiary, Fortis Advisers, Inc., ("Fortis Advisers") to Hartford Life and Accident Insurance Company
("Hartford Life"), a subsidiary of Hartford Financial
Services Group, Inc. ("The Hartford"). The Hartford is a leading insurance and financial services company.
The Sale also includes Hartford Life's agreement to co-insure the obligations of First Fortis Life Insurance
Company under the variable annuity or variable life contracts offered hereby (the "Contracts") and to provide administration for the Contracts. The Sale is subject to various regulatory and other approvals.

Upon completion of the Sale, The Hartford will own and control Fortis Advisers and its subsidiaries, including
Fortis Investors, Inc.  ("Fortis Investors").  Fortis
Advisers is the investment adviser for the Fortis
Series Fund, Inc. (the "Fund"), and Fortis Investors is the principal distributor of the Fund. The Contracts permit you to allocate portions of your Contract value to, among other investment options, various portfolios of the Fund. The Fund expects to enter into new investment advisory and subadvisory agreements, and new distribution agreements as a result of the Sale. These changes will require approvals by the Fund's boards of directors and contract holders to the extent required by law.











DAPFFLSHELF